UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 30, 2017

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act       (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act         (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry Into Material Definitive Agreements.

Amendment to Credit Facility

On June 30, 2017, Dawson Geophysical Company (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Loan and Security Agreement (as amended, the “Amended Loan Agreement”) for the purpose of amending and extending the Company’s line of credit with its lender, Sovereign Bank, a Texas state bank (“Sovereign Bank”).  The Amended Loan Agreement continues to provide for a revolving credit facility (the “Revolving Credit Facility”) in an amount up to the lesser of (i) $20,000,000 or (ii) a sum equal to (a) 80% of the Company’s eligible accounts receivable (less the outstanding principal balance of term loans and letters of credit under the Amended Loan Agreement) and (b) the lesser of (i) 50% of the value of certain of the Company’s core equipment or (ii) $12,500,000.  The Revolving Credit Facility now matures on June 30, 2018, which date was extended in the Amended Loan Agreement from a previous maturity of June 30, 2017. As of this date, the Company has not borrowed any amounts under the Revolving Credit Facility.

The Company continues to be obligated to meet quarterly certain financial covenants, including maintaining a minimum tangible net worth. The Amended Loan Agreement now provides that the Company will maintain a required tangible net worth of not less than $125,000,000. The remaining terms and conditions of the Amended Loan Agreement generally continue in the form existing prior to the Amendment.

Additionally, on November 23, 2016, the Company entered into a Twelfth Amendment to the Amended and Restated Loan and Security Agreement with Sovereign Bank (the “Twelfth Amendment”). The Twelfth Amendment clarified the date of issuance of a letter of credit issued by Sovereign Bank at the Company’s request and amended the interest rate terms and the payment schedule thereof. A copy of the Twelfth Amendment is attached hereto as Exhibit 10.2.

The foregoing descriptions of each of the Amendment and the Twelfth Amendment are qualified in their entirety by reference to the full text of the Amendment and the Twelfth Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and are incorporated by reference herein.

Item 2.03.                                        Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Thirteenth Amendment to Amended and Restated Loan and Security Agreement, by and between Dawson Geophysical Company and Sovereign Bank, dated June 30, 2017

10.2	—	Twelfth Amendment to Amended and Restated Loan and Security Agreement, by and between Dawson Geophysical Company and Sovereign Bank, dated November 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: June 30, 2017	By:	/s/ James K. Brata
James K. Brata
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Thirteenth Amendment to Amended and Restated Loan and Security Agreement, by and between Dawson Geophysical Company and Sovereign Bank, dated June 30, 2017

10.2	—	Twelfth Amendment to Amended and Restated Loan and Security Agreement, by and between Dawson Geophysical Company and Sovereign Bank, dated November 23, 2016